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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K into Ross Systems, Inc. previously filed Registration Statements File No. 333-39348, 33-42036, 33-48226, 33-56584,
33-72168, 33-89128, 333-36745, 333-44665, 333-71005, 33-89504, 333-19619,
333-06053, 333-44363, 333-47877, 333-58639, and 333-65065.



/s/ Arthur Andersen LLP


Atlanta, Georgia
October 13, 2000